UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2009

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                          0-50820                  20-4797391
----------------------------       ----------------------    ------------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)


6814 Goshen Road, Edwardsville, Illinois                       62025
----------------------------------------                ------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01.        Other Events.

     On January 27, 2009, the Board of Directors of the Company declared a cash dividend on the Company's common stock of $0.06 per share for the quarter ended December 31, 2008. The dividend will be payable to stockholders of record as of February 13, 2009 and is expected to be paid on February 20, 2009.

     A copy of the press release dated January 27, 2009, giving details associated with the dividend, is attached as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                      99                Press release dated January 27, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  January 28, 2009                 By:/s/ Darlene F. McDonald
                                               ---------------------------------
                                               Darlene F. McDonald
                                               Chief Financial Officer